UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 9, 2006

UNIVERSAL AMERICAN FINANCIAL CORP.

(Exact name of Registrant as Specified in Charter)

New York	0-11321	11-2580136
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Six International Drive, Suite 190
Rye Brook, New York 10573

(Address of Principal Executive Offices) (Zip Code)

(914) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition

The information set forth under Item 7.01 Regulation FD Disclosure is hereby incorporated by reference into this Item 2.02.

Item 7.01.              Regulation FD Disclosure

On January 10, 2006, Richard A. Barasch, Chairman and Chief Executive Officer of Universal American Financial Corp. (the “Company”), will be making a presentation at the 24th Annual JP Morgan Healthcare Conference.  In addition to his presentation, Mr. Barasch expects to meet with securities analysts and investors.  During these meetings, Mr. Barasch will provide earnings guidance for 2006 and certain information relating to the fourth quarter of 2005, based upon preliminary analysis of the Company’s financial information for the fourth quarter.

The Company currently anticipates earnings for 2006 in the range of $1.30 to $1.38 per diluted share, excluding realized gains. Among the important elements in this estimate of 2006 earnings are:

•      The Company projects that its revenue will increase by approximately 50% to 60% to approximately $1.375 billion to $1.525 billion, as follows:

Senior Market Health Insurance	$400	$425

Part D	280	330

Senior Managed Care - Medicare Advantage	400	460

Specialty Health Insurance	170	180

Life Insurance and Annuity	95	105

Senior Administrative Services	75	85

Corporate/Eliminations	(45)	(60)

Total Revenue	$1,375	$1,525

•      Medicare Advantage

•      The Company ended the year 2005 with approximately 30,000 Medicare Advantage members, a 48% increase over year end 2004. This number includes approximately 24,900 members in the Company’s HMO plans and 5,100 members in its private fee-for-service plans. In the fourth quarter of 2005, the Company enrolled approximately 2,900 net new members.

•      The Company projects that it will enroll approximately 17,500 net new Medicare Advantage members in 2006, including 11,000 in HMO plans and 6,500 in private fee-for-service plans. In the month of December 2005, the Company added, for January 2006 enrollment, approximately 4,050 new members, including approximately 2,350 new enrollees in HMO plans and 1,700 new enrollees in private fee-for-service plans. These figures are gross additions to the Company’s enrollment before the effect of any lapsation of the current membership.

•      Part D

•      The Company projects that it will enroll approximately 525,000 members in its Medicare Part D Prescription Drug programs (“PDPs”) by the end of 2006. As of January 6, 2006, the Company has enrolled approximately 440,000 members, including 350,000 auto-enrolled dual-eligible beneficiaries.

•      The Company projects a profit of approximately 4% on Part D net premium in its PDPs, plus the additional financial benefit resulting from increased scale.

•      As previously disclosed by the Company, there are significant operational and financial risks in the Part D program.

•      Medicare Supplement

•      The Company predicts that its Medicare Supplement loss ratio for 2006 will be between 71.0% and 72.0%, as compared to the Company's preliminary estimate of approximately 72.2% for 2005.  The Company’s preliminary estimate of loss ratio on its Medicare Supplement business in the fourth quarter of 2005 is approximately 71.7%.

•      The Company also assumes that the rate of lapsation for 2006 will be consistent with recent 2005 experience. The rate of lapsation of the Company’s Medicare Supplement business for the fourth quarter of 2005 remained consistent with the levels of lapsation reported for the third quarter of 2005.

•      Stock option expense, estimated to be $.03 per share for 2006, is not included in the estimate for 2006 above.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including references to all previously furnished exhibits and information, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The information contained in this report may include “forward-looking statements” within the meaning of the Federal securities laws and the Private Securities Litigation Reform Act of 1995, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, without limitation, the Company’s future economic performance, plans and objectives for future operations, projections of revenue and other financial items, and references to the estimate of the accretion from recent acquisitions.  Forward-looking statements can be identified by the use of words such as “prospects,” “outlook,” “believes,” “estimates,” “intends,” “may,” “will,” “should,” “anticipates,” “expects” or “plans,” or the negative or other variation of these or similar words, or by discussion of trends and conditions, strategy or risks and uncertainties. Forward-looking statements are inherently subject to risks, trends and uncertainties, many of which are beyond the Company’s ability to control or predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, it can give no assurance that its expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Important factors that may cause actual results to differ materially from forward-looking statements include, but are not limited to, the risks and uncertainties contained in the Company’s filing with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. The Company assumes no obligation to update and supplement any forward-looking statements that may become untrue because of subsequent events, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL AMERICAN FINANCIAL CORP.

	By:	/s/ Robert A. Waegelein
Robert A. Waegelein
Executive Vice President and
Chief Financial Officer
Date: January 9, 2006